UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

ERHC ENERGY INC.

(Exact name of registrant as specified in its charter)

Colorado	000-17325	88-0218499

(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1570	77056
Houston, TX
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 626-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 21, 2005, Dr. Andrew Uzoigwe and Mr. Howard Jeter were appointed to the Board of Directors of ERHC Energy Inc (“Company”).

Neither Dr. Uzoigwe nor Mr. Jeter has any arrangement or understanding with any persons pursuant to which they were selected as directors of the Company. Further, neither Dr. Uzoigwe nor Mr. Jeter has been involved with a related transaction or relationship as defined by Item 404(a) of Regulation S-K between the Company and himself.

As of the date hereof, it has not been determined which, if any, board committees Dr. Uoigwe and Mr. Jeter will join.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Inapplicable.

(b)	Pro Forma Financial Information. Inapplicable.

(c)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated April 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC Energy Inc.

By:	/s/ ALI MEMON
Ali Memon, President

DATE: April 27, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated April 25, 2005